                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of Earliest Event Reported)  SEPTEMBER 21, 1995



             MEDSTONE INTERNATIONAL, INC. (FORMERLY CYTOCARE, INC.)
------------------------------------------------------------------------------
                 (Exact Name of Issuer as Specified in Charter)


                                    DELAWARE
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         0-16752                                      66-0439440
------------------------------             -----------------------------------
  (Commission File Number)                 (I.R.S. Employer Identification No.)


                100 COLUMBIA, SUITE 100, ALISO VIEJO, CA  92656
-------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (714) 448-7700
-------------------------------------------------------------------------------
             (Registrants's Telephone Number, Including Area Code)


                                 CYTOCARE, INC.
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

                 1)       Change in Registrant's Board of Directors

                 On September, 21, 1995, the Company announced the election, at its Annual Meeting of Stockholder, of Mr. Frank Pope, David Radlinski and Donald Regan to the Board of Directors of the Company. Mr. Radlinski was also appointed Chairman of the Board and Chief Executive Officer of the Company as described in the press release attached to this report as an exhibit.

                 2)       Company Name Change

                 On September 22, 1995, the stockholders of the registrant have approved and the Board of Directors has amended the Bylaws to change the name of CYTOCARE, INC. to MEDSTONE INTERNATIONAL, INC. effective September 25, 1995 as described in the press release attached to this report as an exhibit.

                 3)       Appointment of New Corporate Officers

                 On September 25, 1995, the Company appointed Mr. Thomas Gardner as Executive Vice President of Sales and Marketing and Mr. Mark Selawski as Vice President of Finance, Chief Financial Officer and Secretary as described in the press release attached to this report as an exhibit.

                                    EXHIBITS


NUMBER           DESCRIPTION                                                         PAGE NO.
------           -----------                                                         --------
3.1              Certificate of Amendment of Certificate
                 of Incorporation of Cytocare, Inc.                                     5


                 Press Releases                                                         7

99.1 "Changes in Medstone's Board of Directors" dated Sept. 21, 1995
99.2             "Cytocare Renames Back to Medstone"
                 dated Sept. 22, 1995
99.3 "Medstone Appoints New Corporate Officers" dated Sept. 25, 1995

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                MEDSTONE INTERNATIONAL, INC.
                                                (FORMERLY CYTOCARE, INC.)
                                                -------------------------





Dated:   September 29, 1995                     By:   \s\ David V. Radlinski
                                                    ------------------------
                                                       David V. Radlinski
                                                       Chairman and
                                                       Chief Executive Officer





                                     - 4 -